                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the Com-
                                           mission Only (as permitted by
                                           Rule 14a-6(e)(2))

    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or
        Rule 14a-12


                             UNITED BANCORP, INC.
-------------------------------------------------------------------------------
           (Name of Registrant as Specified in Its Charter)


                                JAMES EVERSON
-------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)
or Item 22(a)(2) of Schedule 14A.

    [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    (5) Total fee paid:

--------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

--------------------------------------------------------------------------------

    (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

    (3) Filing party:

--------------------------------------------------------------------------------

    (4) Date filed:

--------------------------------------------------------------------------------

                              UNITED BANCORP, INC.
                           Martins Ferry, Ohio  43935

                NOTICE OF THE ANNUAL MEETING OF THE SHAREHOLDERS

TO THE SHAREHOLDERS OF

     UNITED BANCORP, INC.
     MARTINS FERRY, OHIO

     March 20, 1996

     You are hereby notified that the Annual Meeting of Shareholders of United Bancorp, Inc. (the "Company"), will be held on Wednesday, April 17, 1996 at 2:00 p.m. at the Company's main office, Fourth at Hickory Street, Martins Ferry, Ohio, for the purpose of considering and acting upon the following:

1. To fix the number of Directors at a minimum of nine (9) and a maximum of thirteen (13) and to elect three (3) Directors to Class I of the Board of Directors, specifically,


               Michael J. Arciello            Vice President - Finance
                                              Nickles Bakeries

               John H. Clark, Jr.             Retired Foundry Owner

               Dr. Leon F. Favede, O.D.       Optometrist

     to serve as Directors of Class I until the Annual Meeting of Shareholders in 1999, and until their successors are duly elected and shall have qualified; and

2. To ratify and approve the United Bancorp, Inc. Stock Option Plan as proposed in the Proxy Statement

3. To ratify and approve the appointment of Crowe, Chizek and Company LLP independent certified public accountants, to serve as the Company's external auditor for fiscal year 1996; and

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed March 10, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

     ALL ARE NOTIFIED THAT PROXIES SIGNED IN BLANK, OR NAMING PRESENT OFFICERS OR DIRECTORS AS AGENTS TO VOTE THE SHARES SO REQUESTED WILL BE VOTED IN FAVOR OF THE PROPOSALS HEREIN CONTAINED.

     Whether or not you plan to attend our annual meeting, please execute the enclosed proxy and return it as promptly as possible in the enclosed postage-paid envelope. If you do attend the meeting, you may withdraw your proxy.

                                  Signed by order of the Board of Directors


                                  /s/ Norman F. Assenza, Jr.
                                  -------------------------------------------
                                      Norman F. Assenza, Jr., Secretary

                              UNITED BANCORP, INC.
                            Fourth at Hickory Street
                           Martins Ferry, Ohio  43935

                                PROXY STATEMENT

     This statement is furnished to shareholders of United Bancorp, Inc. (the "Company") in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held at the headquarters of the Company, 4th at Hickory Street, Martins Ferry, Ohio, Wednesday, April 17, 1996 at 2:00 p.m. (local time). The number of shares outstanding and entitled to vote thereat is 1,847,942, $1.00 par value per share. No individual beneficially owns over 5% of the outstanding shares. Shareholders of record on March 10, 1996, will have one vote for each share held on such date, and do not have the right to cumulate votes in the election of directors. This proxy statement and proxy are being mailed on or about March 20, 1996.

     The accompanying proxy is solicited by the Board of Directors. It is contemplated that solicitation of proxies will be by use of the mails only. However, in addition, solicitation may be made by telephone or telegraph, by officers or by employees of the Company, or officers or employees of the Company's subsidiary banks. The cost of such solicitation will be borne by the Company, which may reimburse brokerage firms and nominees for reasonable expenses incurred by them, and approved by the Company, in forwarding proxy materials to beneficial owners. You may revoke your proxy at any time prior to its exercise by giving written or oral notice to the President and Chief Executive Officer, or by executing a subsequently dated proxy or by voting in person at the annual meeting.

                             ELECTION OF DIRECTORS

     Pursuant to the terms of the Code of Regulations of United Bancorp, Inc., the Board of Directors is divided into three classes, designated as Class I, Class II and Class III, with each class consisting of approximately one-third of the total number of directors as fixed from time to time by the shareholders. The directors serve staggered three-year terms, so that directors of only one class are elected at each Annual Meeting of shareholders. At the forthcoming Annual Meeting, the shareholders will be asked to elect three directors to serve in Class I. Unless otherwise specified in any proxy, the proxies solicited hereunder will be voted in favor of fixing the number of directors at a minimum of nine (9) and a maximum of thirteen (13) and for the election of the three nominees listed below.

     The nominees for election at the forthcoming Annual Meeting are Messrs. Michael J. Arciello, John H. Clark, Jr. and Dr. Leon F. Favede, all of whom are present directors of the Company. If elected, the nominees will serve a three
(3) year term, which shall expire at the annual meeting of shareholders in 1999, and until their successors are duly elected and shall have qualified.

     The persons named in the enclosed form of proxy will vote the proxy in accordance with the choice specified. If no choice is specified, it is the intention of the persons named in the enclosed form of proxy to elect the three nominees named above.
                           INFORMATION AS TO NOMINEES

     The Names of the nominees for election as Directors, together with specific information about the nominees, are as follows:

                                                                                     UNITED BANCORP,
                                                                                      INC. SHARES
                                                                                         OWNED
NAME AND AGE                     PRINCIPAL OCCUPATION           YEAR OF             BENEFICIALLY (1)              % OF
CLASS I (TERM EXPIRES IN 1999)     PAST FIVE YEARS          INITIAL ELECTION           (3/10/96)               OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
MICHAEL J. ARCIELLO             Vice President-Finance           1992                     1,100                     .06%
Massillon, Ohio                 Nickles Bakeries
AGE:  61

JOHN H. CLARK, JR.              Retired Foundry Owner            1976                    20,064                    1.09%
Wheeling, West Virginia
AGE:  68

DR. LEON F. FAVEDE, O.D.        Optometrist                      1981                     6,436(7)                  .35%
St. Clairsville, Ohio
Age:  59
--------------------------------------------------------------------------------------------------------------------------

               INFORMATION AS TO DIRECTORS WHOSE TERMS OF OFFICE
                  WILL CONTINUE AFTER THE 1996 ANNUAL MEETING

                                                                                     UNITED BANCORP,
                                                                                      INC. SHARES
                                                                                         OWNED
NAME AND AGE                     PRINCIPAL OCCUPATION           YEAR OF             BENEFICIALLY (1)              % OF
CLASS II (TERM EXPIRES IN 1997)    PAST FIVE YEARS          INITIAL ELECTION           (3/10/96)               OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
DONALD A. DAVISON               Chairman of the Board           1963                   27,346 (2)                1.48%
Martins Ferry, Ohio             United Bancorp, Inc.
Age:  78                        Martins Ferry, Ohio
                                The Citizens Savings Bank
                                Martins Ferry, Ohio
                                Retired Electrical
                                Contractor

PREMO R. FUNARI                 Retired Coal Executive          1976                   79,200 (3)                4.29%
Martins Ferry, Ohio
Age:  85

MATTHEW C. THOMAS               President                       1988                    5,720                     .31%
St. Clairsville, Ohio           M. C. Thomas Insurance
Age:  39                        Agency, Inc.

--------------------------------------------------------------------------------------------------------------------------

                                                                                     UNITED BANCORP,
                                                                                      INC. SHARES
                                                                                         OWNED
NAME AND AGE                     PRINCIPAL OCCUPATION           YEAR OF             BENEFICIALLY (1)              % OF
CLASS III (TERM EXPIRES IN 1998)   PAST FIVE YEARS          INITIAL ELECTION           (3/10/96)               OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
HERMAN E. BORKOSKI              President-Borkoski              1987                   12,042 (4)                .65%
Tiltonsville, Ohio              Funeral Homes, Inc.
Age:  58

JAMES W. EVERSON                President and Chief             1969                   45,034 (5)               2.44%
St. Clairsville, Ohio           Executive Officer - United
Age:  57                        Bancorp, Inc. and The
                                Citizens Savings Bank,
                                Martins Ferry, Ohio
                                Director - The
                                Citizens-State Bank
                                Strasburg, Ohio


JOHN M. HOOPINGARNER            General Manager and             1992                      440                    .02%
Dover, Ohio                     Secretary-Treasurer
AGE:  41                        Muskingum Watershed
                                Conservance District

RICHARD L RIESBECK              President - Riesbeck            1984                    8,360 (6)                .45%
St. Clairsville, Ohio           Food Markets, Inc.
Age:  46

--------------------------------------------------------------------------------------------------------------------------

           SHARE OWNERSHIP OF MANAGEMENT OTHER THAN COMPANY DIRECTORS

The following table sets forth, as of March 10, 1996 the beneficial ownership of Common Shares of the Company by each Executive Officer of the Company and its subsidiaries and by all such persons, including Company Directors, as a group.

                                                       Common Shares
               Name                                Beneficially Owned  (1)           Percent
               ----                                -----------------------           -------
       Charles E. Allensworth                                  330                     0.02
       Norman F. Assenza, Jr. (8)                            1,805                     0.10
       Ronald S. Blake                                          44                      nil
       Cleo S. Dull                                            440                     0.02
       Lee V. Grafton                                        1,122                     0.06
       William S. Holbrook                                   3,608                     0.17
       James A. Lodes (9)                                      453                     0.02
       Brent W. Metzger                                        467                     0.02
       Harold W. Price (10)                                    670                     0.04
All Company Directors and
Officers as a Group (19 individuals)                       212,681                    11.51%


   (1) Beneficial ownership of Common Shares, as determined in accordance with applicable rules of the Securities and Exchange Commission, includes shares as to which a person has or shares voting power and/or investment power. Except as otherwise indicated, the shareholders listed above have sole voting and investment power with respect to their Common Shares.

   (2) Includes 10,758 Common Shares held in trust by spouse, Marjorie Davison, Trustee; 16,368 Common Shares held in trust, Donald A. Davison, Trustee.

   (3)  Includes 39,600 Common Shares held of record by spouse, Anna
        Funari.

   (4) Includes 3,770 Common Shares held of record by spouse, Frances L. Borkoski; 3,564 Common Shares held of record by Borkoski Funeral Homes, Inc.

   (5) Includes 22,220 Common Shares of record held by spouse, Marlene K. Everson; 594 Common Shares held of record by son Todd M. Everson.

   (6)  Includes 7,810 Common Shares held of record by Riesbeck Food
        Markets, Inc.

   (7) Includes 5,258 Common Shares held of record by Pension Plan of Dr. Favede, Dr. Leon F. Favede, Trustee; 338 Common Shares held of record by son Leon M. Favede.

   (8) Includes 1,082 Common Shares held of record jointly with parent, Helen Assenza.

   (9)  Includes 55 Common Shares held of record by spouse, Susan M. Lodes.

   (10) Includes 400 Common Shares held jointly with spouse, Irene R.
        Price.

           THE BOARD OF DIRECTORS, ITS COMMITTEES AND COMPENSATION

     In 1995, there were a total of four regularly scheduled meetings and one special meeting of the Board of Directors of United Bancorp, Inc. Each director of the Company attended in excess of 75% of the meetings of the Board of Directors. At year-end, all Company Board members except Mr. Arciello and Mr. Hoopingarner also served on the Board of Directors of The Citizens Savings
Bank, Martins Ferry.   Mr. Arciello, Mr.  Everson and Mr. Hoopingarner also
served on the Board of Directors of The Citizens-State Bank of Strasburg. Both banks are wholly-owned subsidiaries of the company and each meets monthly. The Company has a Compensation Committee consisting of Messrs. Riesbeck, Chairman; Arciello, Clark, Favede and Hoopingarner, and is responsible for the administering the Company's employee benefit plans, setting the compensation of the Subsidiary banks' Presidents and recommends compensation for other holding company officers paid through the subsidiary banks, reviewing the criteria that form the basis for management's officer and employee compensation recommendations and reviewing management's recommendations in this regard. The Compensation Committee, which met five times during 1995, meets on an as needed basis, and pays committee fees of $150.00 per meeting attended. Pursuant to the Company's Stock Option Plan, all directors of the Company were awarded, during 1995, an option to purchase 1,500 shares of the Company's common stock at $14.94 per share.

     The Company's lead bank, The Citizens Savings Bank, Martins Ferry,
Ohio, has the following committees of the Board of Directors: Executive, Asset/Liability, Audit, and Development. The Executive Committee consists of Messrs. Everson, Chairman; Davison, Clark and Lash, and is responsible for loan review, rate setting, compensation, management issues and asset/liability management. The Executive Committee, which met fifty times in 1995, meets on a weekly basis, and pays committee fees of $450.00 per month to outside directors. The Asset/Liability Committee consists of The Executive Committee and officers Assenza, Blake, Dull, Holbrook and Lodes and is responsible for the pricing and repricing of loan and depository products, budgetary matters, and manages the assets, liabilities and profitability of the Company and its subsidiary banks. The Asset/Liability Committee met twelve times in 1995, meets on a monthly basis, and does not pay committee fees to its members. The Audit Committee consists of Messrs. Thomas, Chairman; Borkoski and Riesbeck, and reviews the audit plan with the Company's independent accountants, the scope and the results of their audit engagement and the accompanying management letter; reviews the scope and results of the Company's internal auditing procedures; consults with independent accountants and management with regard to the Company's accounting methods and the adequacy of its internal accounting controls; approves professional services provided by the independent accountants; reviews the independence of the of the independent accountants; and reviews the range of the independent accountant's audit and non-audit fees. The Audit Committee met four times in 1995, and pays committee fees of $150.00 per meeting to outside directors. The Development Committee consists of the entire Board of Directors, and is responsible for the investigation and evaluation of acquisition and expansion opportunities. The Development Committee, which met twelve times in 1995, meets on a monthly basis in conjunction with the monthly board meeting and does not pay committee fees to its members.

     The Board of Directors of the Company as a whole functions as a nominating committee to propose nominees for director to the Board of Directors. The Board of Directors will consider nominees recommended by stockholders, although it has not actively solicited recommendations from stockholders for nominees nor has it established any procedures for this purpose other than as set forth in the Bylaws. See "Shareholders' Proposals" for 1997 Annual Meeting below.

     The Company's subsidiary bank, The Citizens-State Bank of
Strasburg, Strasburg, Ohio, has the following committees of its Board of
Directors: Executive and Audit.  The Executive Committee consists of
Messrs. Arciello, Chairman; Hoopingarner and Price, and is responsible for loan review, rate setting, compensation, management issues and asset/liability management. The Executive Committee met twelve times in 1995, and pays Committee fees of $50.00 per meeting to outside directors. The Audit Committee consists of Messrs. Ley, Chairman; Herzig and Arciello, and is responsible for overseeing the work of the Bank's internal and external auditors. The Audit Committee met four times in 1995, and pays Committee Fees of $50.00 per meeting to outside directors.

     The Citizens Savings Bank of Martins Ferry pays each outside director $450.00 per month regardless of the number of meetings attended. The Citizens-State Bank of Strasburg pays each outside director $350.00 per month regardless of the number of meetings attended.


                     COMPENSATION OF OFFICERS

     United Bancorp, Inc. did not incur any salary expenses nor does it provide pensions, profit sharing plans, or other benefits to any of its officers. All such expenses are paid by United Bancorp, Inc.'s subsidiaries, The Citizens Savings Bank of Martins Ferry and The Citizens-State Bank of Strasburg. United Bancorp, Inc. Directors are paid an annual retainer fee of $1,000.00 plus $150.00 per meeting attended.

     The following sets forth the direct remuneration paid by the Company's subsidiaries to the directors and officers whose total remuneration exceeded $100,000. The figures are Base Salaries plus Incentive Compensation earned in the current year and Other Annual Compensation which represents the Company's matching 401(k) contribution:



                                                    SUMMARY COMPENSATION TABLE




                                           Annual Compensation
Name and                                ------------------------   Long Term
Principal Position                Year   Salary    Bonus   Other  Compensation
--------------------              ----  --------  -------  -----  -------------
                                                                   Securities
                                                                   Underlying
                                                                     Option
                                                                     Grants

James W. Everson                  1995  $135,000  $33,556  $1,875    25,000
President & CEO                   1994  $125,000  $30,665    -0-         -
The Citizens Savings Bank         1993  $115,000  $15,452    -0-         -
United Bancorp, Inc.

Harold W. Price                   1995   $85,000  $23,800  $1,295    10,000
President & CEO                   1994   $80,000  $15,464    -0-         -
The Citizens-State Bank           1993   $75,000  $11,813    -0-         -
Vice President - Administration
United Bancorp, Inc.

1995 STOCK OPTION GRANTS TABLE

     The following table sets forth stock options granted to the Company's President and Chief Executive Officer and its Vice President-Administration, during 1995, under the Company's Stock Option Plan. Under Securities and Exchange Commission regulations, companies are required to project an estimate of appreciation of the underlying shares of stock during the option term. The Company has chosen the "five percent/ten percent" formula approved by the SEC. However, the ultimate value will depend on the market value of the Company's stock at a future date, which may not correspond to the projections below.



                                 Individual Grants
                         -----------------------------------
                                   % of Total                                        Potential Realizable Value
                                 Options Granted   Exercise                            at Assumed Annual Rates
                   Options        to Employees      Price(2)                         Of Stock Price Appreciation
    Name           Granted(1)        in 1995       Per Share    Expiration Date           for Option Term
    ----           ----------    ---------------   ---------    ---------------      ---------------------------
                                                                                       5%              10%
                                                                                     ------           -----
James W. Everson     25,000            50%           $14.94         11/21/05        $234,892         $595,263

Harold W. Price      10,000            10%           $14.94         11/21/05         $93,957         $238,105


(1) Options granted in 1995 are nonqualified stock options, which are first exercisable after by Mr. Everson and Mr. Price February 21, 2005, except in the event certain financial performance criteria are met, in which case such options may become exercisable in installments, 40% in 1998, 20% in 1999 and the balance in 2000. All options become immediately exercisable in the event of a change in control of the Company. These options were granted for a term of 10 years, subject to earlier termination in certain events related to termination of employment.

(2)     Exercise price is the fair market value on the date of grant.


1995 STOCK OPTION EXERCISES AND YEAR-END VALUE TABLE

     The following table sets forth the number and value of all unexercised stock options held by Executive Officers at year end. The value of "in-the-money" options refers to options having an exercise price which is less than the market price of the Company's stock on December 31, 1995. On that date, the Company's named Executive Officers held exercisable options which were "in-the-money" as discussed in the following table. In addition, the table sets forth the number of options exercised by each of the named Executive Officers during 1995 and indicates the amount of value realized upon such exercise.

                                                                    Number (#) of       Value ($) of
                                                                    Unexercised         Unexercised
                                                                      Options-            Options-
                                                                       12/31/95         12/31/95(1)
                            Shares Acquired      Net Value($)        Exercisable/       Exercisable/
Name                           on Exercise        Realized           Unexercisable      Unexercisable
----                        ---------------      ------------       ---------------     -------------
James W. Everson                   0                $0                    0/               $0/
                                                                          25,000           $0

Harold W. Price                    0                $0                    0/               $0/
                                                                          10,000           $0

(1) Represents estimated market value of the Company's common stock at December 31, 1995, less the exercise price. Because the Market Value of the Company's common stock was less than the exercise price as of such date, the value indicated is zero.

                      REPORT OF THE COMPENSATION COMMITTEE

     Under rules established by the Securities and Exchange Commission (the "SEC"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's President and Chief Executive Officer and, if applicable, the four other most highly compensated executive officers, whose compensation exceeded $100,000 during the Company's fiscal year. The disclosure requirements, as applied to the Company, include the Company's President and Chief Executive Officer (Mr. James W. Everson) and the Company's Vice President-Administration (Mr. Harold W. Price) and includes the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting Mr. Everson and Mr. Price. The Compensation Committee (the "Committee") has the responsibility of determining the compensation policy and practices with respect to all of the Company's Executive Officers. At the direction of the Board of Directors, the Committee has prepared the following report for inclusion in this Proxy Statement.

     COMPENSATION PHILOSOPHY. This report reflects the Company's compensation philosophy as endorsed by the Committee. The Committee determines the level of compensation for all other executive officers within the constraints of the amounts approved by the Board.

     Essentially, the executive compensation program of the Company has been designed to:

     - Support a pay-for-performance policy that awards executive officers for corporate performance.
     -  Motivate key senior officers to achieve strategic business goals.
     - Provide compensation opportunities which are comparable to those officers by other peer group companies, thus allowing the Company to compete for and retain talented executives who are critical to the Company's long-term success.


     SALARIES. The Committee increased the base salary paid to Mr. Everson by 7.4% to $145,000 effective January 1, 1996 and the base salary paid to Mr.
Price by 17.6% to $100,000 effective January 1, 1996.   On the basis of
information provided by Ben S. Cole Financial Incorporated, an independent outside consultant of Boston, Massachusetts, Mr. Everson's salary and Mr. Price's salary were assessed as being somewhat below the level in organizations of comparable size and performance to United Bancorp, Inc. This increase also reflects recognition of improvement of 1995 earnings over 1994 and their implementation of operating efficiencies during the year. In addition the Committee approved compensation increases for all other executive officers of the Company. The Board of Directors of the Company approved all of such increases upon recommendation of the Committee. Executive Officers salary increase determinations are based upon performance appraisals of such executive which reviews, among other things, the performance of executives against goals set in the prior year, extraordinary service and promotions within the organization.

     INCENTIVE COMPENSATION. Officers of United Bancorp, Inc. named above are participants in the following described plan of The Citizens Savings Bank, Martins Ferry, Ohio, and The Citizens-State Bank of Strasburg, wholly-owned subsidiaries of the Company.

     The Banks' Incentive Compensation Plans provide the opportunity to earn a percentage of salary based on achievement of predetermined goals established by each Board of Directors. The type and relative weighting of goals may change from year to year. For 1995 the incentive amounts distributed were determined by achievement against specific asset growth, return on assets, return on equity and loan to asset ratio targets. In addition, participants other than the CEO's have a portion of their incentives determined by goals for their areas of responsibility. Eligibility and allocation of incentive awards for all participants are determined by the Compensation Committee.

     The above officers of the Company received the following amounts, which are included in the above tables, under Bonus earned based on 1995 performance of The Citizens Savings Bank: $33,556.00 to Mr. Everson and on 1995 performance of The Citizens-State Bank: $23,800.00 to Mr. Price. Additionally, Mr. Everson had personal use of a company vehicle valued for 1995 at $2,152.00 and a club membership valued at $967.00. Mr. Price had personal use of a company vehicle value for 1995 at $959.00 and a club membership valued at $543.00.

        LONG-TERM COMPENSATION. Long term incentive compensation is addressed by the Company's Stock Option Plan. The Stock Option Plan was designed to provide long-term incentive to the executive officers and directors of the Company, and to better align the interest of management with those of the Company's shareholders. The Board generally believes that stock options provide an effective means of accomplishing its long-term compensation objectives, as the level of compensation is directly proportional to the level of appreciation in the market value of the Company's common stock subsequent to the date of the option grant.

This Report on Compensation is submitted by the Compensation Committee Members:
     Richard L. Riesbeck., Chairman
     Michael J. Arciello
     John H. Clark, Jr.
     Dr. Leon F. Favede, O.D.
     John M. Hoopingarner


PERFORMANCE GRAPH - Five -Year Shareholder Return Comparison

     The SEC requires that the Company include in this Proxy Statement a line-graph presentation comparing cumulative, five-year shareholder returns on an indexed basis with a broad equity market index and either a nationally recognized industry standard or an index of peer companies selected by the Company. The Company has chosen SNL Securities, a research and publishing firm specializing in the collection and dissemination of data on the banking, thrift and financial services industries for the purpose for this performance comparison which includes the SNL-Midwestern Bank Index, All Bank Index and Nasdaq Total Return Index. Each index is weighted for all companies that fit the criteria of that particular index and assumes dividends are received in cash and reinvested to purchase additional shares. The following chart measures $100 invested December 31, 1990 in the Company's common stock and each index, measured over five years.

                              UNITED BANCORP, INC.

                            STOCK PRICE PERFORMANCE



                           ------GRAPH---------------


                                 Period Ending

<Caption
                      12/31/90  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95
                      ----------------------------------------------------------
All Banks              100.00    163.31    222.62    244.13    238.51    372.68
SNL-Midwestern Banks   100.00    173.52    224.17    234.34    225.64    333.95
Nasdaq Total Return    100.00    160.56    186.86    214.51    209.68    296.30
United Bancorp-OH      100.00    107.70    123.08    283.79    325.77    252.68


                                  PENSION PLAN

     United Bancorp, Inc. does not have any compensated employees; however, it does maintain a Pension Plan for the employees of its subsidiary banks' with each bank contributing its share of the cost in annual contribution to the Pension Plan.

     United Bancorp, Inc. of Martins Ferry, Ohio and its subsidiary Banks Employees' Retirement Plan (the Plan) is a Defined Benefit Plan for all eligible full time employees. It may provide monthly benefits commencing as early as age 50, but not later than age 70, for employees who terminate or retire with 5 or more years of credited service.

     Benefits at retirement or vested termination are based on all the years credited service, and the average of the highest five consecutive years. The Plan is integrated with social security covered compensation.

     The table below sets forth retirement benefits at various levels of compensation and years of service based upon retirement at age 65. For this table, benefits are payable to the participant for life and are based on 1995 terms and factors.



                             UNITED BANCORP, INC.

                       BENEFIT TABLE FOR A PARTICIPANT
                           ATTAINING AGE 65 IN 1996

                                            Years of Service
                      ---------------------------------------------------------
   AVERAGE
ANNUAL SALARY             10       15       20       25       30     35 OR MORE
-------------          -------  -------  -------  -------  -------   ----------
    $150,000           $24,565  $36,848  $49,130  $61,413  $73,696     $85,978
    $125,000           $20,190  $30,285  $40,380  $50,476  $60,571     $70,666
    $100,000           $15,815  $23,723  $31,630  $39,538  $47,446     $55,353
     $75,000           $11,440  $17,160  $22,830  $28,601  $34,321     $40,041
     $50,000            $7,065  $10,598  $14,130  $17,663  $21,196     $24,728
     $25,000            $2,750   $4,125   $2,220   $2,750   $3,300     $13,850
     $10,000            $1,100   $1,650   $2,200   $2,750   $3,300      $3,850


     The above officers of the Company will have the following years of estimated credited service at retirement: Mr. Everson 42 years; Mr. Price 17 years.

                          SPECIAL SEVERANCE AGREEMENT

     The Company has entered into a Special Severance Agreement ("Agreement") with Mr. Everson and Mr. Price, its President and Chief Executive Officer and its Vice President - Administration, respectively and other key holding company officers. The Agreement provides that Mr. Everson and Mr. Price shall be entitled to a lump sum severance benefit in the event of Mr. Everson's and Mr. Price's termination of employment (other than for cause) following a Change of Control and involuntary termination of employment. A Change of Control is defined to include merger or other acquisition of the Company and certain other changes in the voting control of the Company. In the event of a Change of Control and the involuntary termination of his employment, the Agreement requires that Mr. Everson receive 2.99 times annual compensation and Mr. Price to receive 2.0 times annual compensation, in a lump sum cash payment, at that level in effect immediately prior to such Change of Control. The Agreement has a term of 1 year and is automatically extended for one additional year unless, not later than June 30th of the preceding year the Company gives notice of termination of the agreement. The rights of the Company to choose to employ or terminate Mr. Everson and Mr. Price prior to a Change of Control are not affected by this Agreement. In the event a Change of Control had occurred on January 1, 1996, and Mr. Everson's and Mr. Price's employment had been involuntarily terminated on such date (other than for cause), Mr. Everson and Mr. Price would have been entitled (subject to certain immaterial modifications provided by the Agreement which may lower the amount), to receive a lump sum severance benefits of $503,982 and $217,600 respectively. In the event a potential Change of Control is announced, both executives agree to remain in the employment of the Company for not less than one (1) year following the initial occurrence of such a potential change in Control of the Company.


   PROPOSAL NO. 2 FOR ADOPTION OF THE UNITED BANCORP, INC. STOCK OPTION PLAN

     The Board of Directors of the Company is proposing that the shareholders of the Company approve a Stock Option Plan (the "Plan"), the general terms of which are summarized below. This summary is qualified in its entirety by, and reference is made to, the full text of the Plan which is attached to this Proxy Statement as Exhibit A. Shareholders are strongly urged to read the Plan in its entirety. The Board of Directors of the Company is proposing the adoption of the Plan under which certain key employees and directors of the Company would be eligible to receive Options to purchase a certain number of shares of the Company's Common Stock (the "Stock"), subject to certain conditions. The purpose of the Plan is to advance the interests of the Company by giving key employees and directors of the Company additional incentive to promote the success of the Company and to remain in the Company's service. It is believed this can be accomplished by providing such persons the opportunity to acquire additional equity interest in the Company and therefore further aligning their interest with that of other shareholders. In addition the Plan will enable the Company to offer an attractive incentive compensation program to key employees of prospective acquisition candidates. The Company believes that this is an important tool to promoting its long-term growth.

     Under the Plan, officers and other executive, supervisory and management employees of the Company, who, in the sole discretion of the Board of Directors, have substantial responsibility for the direction and management of the Company and/or are in a position to materially contribute to the Company's continued growth, development and long-term success ("Key Employees"), may, from time to time, be granted options ("Options") to purchase a given amount of shares of the Company's Stock, subject to certain terms and conditions. In addition, each present and future director of the Company will receive a one-time, nonqualified option grant under the Plan for 1,500 shares of the Company's common stock.

     The Plan contemplates the award of both qualified stock options under the Internal Revenue Code of 1986, as amended (hereinafter ISOs) as well as nonqualified stock options (NQSOs). The classification of an option as an ISO provides certain tax benefits to the Key Employee, most notable a deferral of taxation from the date of exercise (when nonqualified options would ordinarily be taxable) to the date of sale of the underlying shares acquired by the exercise of such Option. When exercised, the holder of an ISO recognizes no taxable income and the Company can claim no deduction. NQSOs are options which do not receive a special tax treatment under the Internal Revenue Code. When exercised, the holder of an NQSO recognizes taxable income on the difference between the price paid for the option shares pursuant to the option and the fair market value of the shares purchased pursuant to the option on the date of exercise. When exercised, the holder of a NQSO recognizes taxable income and the Company can claim a deduction.

     The term of the Plan would run for a period of ten (10) years (the "Plan Period") beginning on the date of approval of the Plan by the Board of Directors (the "Effective Date"). All Options granted under the Plan will be required to be exercised within ten (10) years of the date granted.

     The Compensation Committee of the Board of Directors of the Company shall have full authority and sole discretion with respect to administration of the Plan. In this regard, the Compensation Committee will have sole discretion as to; (a) the persons to whom Options will be granted, when such options shall be granted, and the number of shares and terms with respect to each option, (b) prescribe rules and regulations for administering the Plan, and (c) decide any questions arising as to the interpretations or application of any provision under this Plan.

        Under the Plan, the Compensation Committee may grant options on up to five percent (5%) of the Company's outstanding shares of which ninety thousand (90,000) shares are available to be optioned as ISOs under the Plan. The price to be paid under the Plan is the fair market value per share of the Company's common stock on the date the Option is granted. No Option shall be exercisable after the expiration of ten years after the date of grant of such option. ISOs granted to a person who owns greater than 10 percent of the shares of the Company must be granted at a price equal to 110% of the fair market value per share of the Company's common stock on the date the Option is granted and must be exercised within 5 years of the date of such grant. No person presently owns 10% of the Company's shares. These stock Options are not transferable other than by will or by the laws of descent and distribution. In addition, the Plan contains a limitation which provides that the aggregate fair market value, as determined at the time of such grant of Option, for which ISOs are exercisable for the first time under the terms of the Plan, by the employee during any calendar year, cannot exceed $100,000.

     Except in certain limited circumstances set for in the Plan, grantees of ISOs must be employees of the Company at the time of exercise of any Options, and all Options not exercised at the time that any such grantee ceases to be an employee of the Company, shall be canceled and the shares subject to such Options shall be made available to again be optioned under the Plan.

     Further, any person eligible for participation in the Plan, notwithstanding such status, will not acquire any rights, as a result of such eligibility, to retain their employee status with the Company for any specific period of time.

     All persons to which Options are granted under the Plan will be given written notice of such grant and will be required to execute a separate Stock Option Agreement with the Company before such Options will take effect. In order to exercise the Options, the grantee will be required to provide a written Notice of Exercise to the Company accompanied by full payment for the shares being acquired. No grantee will acquire any shareholder rights with respect to the shares purchased pursuant to the exercise of such Options until the Company has issued a certificate or certificates evidencing those shares to the exercising Option holder.

     Options granted under the Plan are intended to qualify for exemptive relief from the short-swing profit recapture provisions of Section 16(b) of the Securities and Exchange Act of 1934, pursuant to Rule 16b-3 of the Securities and Exchange Commission.

     In the event shareholders fail to approve the Plan, the Plan will be automatically terminated and the options granted pursuant to it will be void.

 THE BOARD OF DIRECTORS OF THE COMPANY UNAMIOUSLY RECOMMENDS THE ADOPTION OF
          THE PROPOSAL FOR THE UNITED BANCORP INC. STOCK OPTION PLAN

                       INTEREST IN MATERIAL TRANSACTIONS

     Some of the directors and officers of United Bancorp, Inc., and the companies with which they are associated, were customers of The Citizens Savings Bank of Martins Ferry and The Citizens-State Bank of Strasburg, and had banking transactions with the banks in the ordinary course of business during 1995, and expect to have such banking transactions in the future. All loans and commitments for loans included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and in the opinion of the management of the banks, did not involve more than normal risk of collectibility, or present other unfavorable features. The aggregate amount of such loans outstanding at December 31, 1995, was $2,972,508 or 16.11% of the Company's consolidated equity at year-end.

                        COMPLIANCE WITH SECTION 16(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such forms furnished to the Company, or written representations that no Form 5's were required, the Company believes that during 1995, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were complied with by such persons.

                               AUTHORIZED SHARES

     The Company was incorporated in 1983 with 500,000 authorized shares and issued 220,000 shares in connection with the reorganization with The Citizens Savings Bank. The authorized shares were increased to 2,000,000 by shareholder approval at the Annual Meeting held in 1988 and to 10,000,000 by shareholder approval at the Annual meeting held in 1994. Through a 50% share dividend paid in October 1987, the sale of 90,000 new shares in November of 1987, two 100% share dividends paid in October 1992 and December 1993 and a 10% share dividend paid in 1994, the Company now has a total of 1,847,942 common shares outstanding of 10,000,000 shares authorized. The Company has one class of authorized capital stock which is its $1.00 par value common shares. Each outstanding share is entitled to one vote on all matters to come before the stockholders. In certain business combinations transactions which are not approved by the Company's Board of Directors, the affirmative vote of 75% of the outstanding shares is required for approval. Holders of the Company's common shares are not entitled to preemptive rights upon the issuance of shares by the Company. In the event the Company issues additional shares (other than as a share dividend on a pro rate basis to all shareholders), shareholders will experience voting dilution in their ownership positions.

                                    AUDITORS

     The Board of Directors has approved and recommends to the shareholders the re-appointment of Crowe, Chizek and Company LLP, certified public accountants, as the Company's external auditors.

     Crowe, Chizek and Company LLP is a regional certified public accounting and management consulting firm formed in 1942, which serves clients primarily in Ohio, Indiana, Michigan, Illinois and Kentucky. Offices of the firm are located in Cleveland and Columbus, Ohio; South Bend, Indianapolis, Elkhart and Merrillville, Indiana; Grand Rapids, Michigan; Oak Brook, Illinois; Ft. Lauderdale, Florida; and London, England. The professional staff of the firm consists of 86 partners and over 850 employees. Crowe, Chizek and Company LLP has become the nation's 10th largest certified public accounting firm, and is committed to serving the banking industry with one-third of their business related to financial institutions.

     A representative of Crowe, Chizek and Company LLP will be present at the annual meeting and will be available to respond to questions, and will be given an opportunity to make a statement if they desire to do so.

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THE ADOPTION OF THE PROPOSAL TO RE-APPOINT CROWE, CHIZEK AND COMPANY LLP AS EXTERNAL AUDITOR OF THE COMPANY AND ITS SUBSIDIARY BANKS.

                            SHAREHOLDERS' PROPOSALS

     Proposals of shareholders which are to be presented at the 1997 Annual Meeting of Shareholders of the Company must be received by the Company no later than December 31, 1996, for inclusion in the Company's proxy statement and form of proxy relating to such meeting. Proposals should be sent by certified mail, return receipt requested, to James W. Everson, President and Chief Executive Officer, United Bancorp, Inc., 4th at Hickory Street, Martins Ferry, Ohio 43935.

                                 OTHER BUSINESS

     The management at present knows of no other business to be brought before the meeting. If any other business is presented at such meeting, the proxy will be voted in accordance with the recommendations of the Board of Directors. A copy of the Company's 1995 financial report filed with the Securities and Exchange Commission, on Form 10-K, will be available without charge to shareholders upon request. Address all requests, in writing, for this document to Ronald S. Blake, Treasurer, United Bancorp, Inc., 4th at Hickory Street, Martins Ferry, Ohio 43935.


                                      By order of the Board of Directors


                                      James W. Everson
                                      President and Chief Executive Officer

                                      Martins Ferry, Ohio
                                      March 20, 1996



     WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY FORM AS PROMPTLY
AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY.

                                   EXHIBIT A
                     UNITED BANCORP, INC. STOCK OPTION PLAN

   1. Purpose. The purpose of this Plan is to promote the interests of United Bancorp, Inc. (hereinafter called the "Company") and its shareholders by providing a method whereby key employees and Directors of the Company or its subsidiary corporations may be encouraged to invest in the Company's common stock by means of "incentive" stock options" (ISO) as defined in Section 422 of the Internal Revenue Code of 1986 (hereinafter, together with all amendments thereto from time to time in effect, called the "Code") and nonqualified stock options
        (NQSO) and thereby increase their proprietary interest in the Company's business, encourage them to remain in the employ of the Company, increase their personal interest in its continued success and progress, and reward them for contributions to stockholder value.

   2.   Administration.

        (a)  The Compensation Committee (hereinafter called the
             "Committee") appointed by the Board of Directors of the Company (hereinafter called the "Board") is to consist of not less than three non-employee Directors of the Company. Subject to the express provisions of the Plan, the Committee shall select the individuals to be granted options, determine the number and option price of the shares subject to each option, and determine the time or times when each option shall be granted and within which it may be exercised and the form and content of the option agreements including, but not limited to, such terms, conditions and limitations as the Committee may deem to be required by applicable law. The Committee shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be issued or adopted by the Board, to interpret the provisions of and administer the Plan. All decisions of the Committee hereunder shall be either by the affirmative vote of a majority of the members of the Committee at a meeting called for such purpose or by a writing signed by all of the members of the Committee. Subject to any applicable provisions of the Company's bylaws, all such decisions shall be final and binding on all persons including the Company, its shareholders, employees and optionees.

        (b) Each option shall be evidenced by an option agreement which shall be signed by an officer of the Company and the employee or Director optionee.

   3. Eligibility. The individuals who shall be eligible to participate in the Plan and receive options shall consist of salaried officers and other key employees (whether or not directors) of the Company or its "parent or subsidiary company" (as those items are defined in Section 424 of the Code) as shall be selected by the Committee.

   In addition, each current or future non-employee Director of the Company will receive a one-time, nonqualified option grant under the Plan.

   More than one option may be granted to the same employee. Any incentive stock option granted under this Plan to an employee who, at the time of such grant, owns (actually or constructively) more than ten percent (10%) of the Company's voting stock shall be granted at an option of 110% fair market value and not be exercisable for longer than five (5) years from the date of grant.

   4. Shares Subject to the Plan. The shares subject to the options granted under this Plan shall be authorized but unissued shares, or treasury shares, of the Company's Common Stock, par value $1.00 per share. The total amount of such Common Stock which may be outstanding under options granted under this Plan shall not exceed, in the ninety thousand (90,000) aggregate, 5% of the total number of shares of Common Stock outstanding at the time of the grant. If an option ceases to be exercisable in whole or in part, the shares subject to but not issued under such option shall be available for the grant of other options. Notwithstanding the forgoing, the total number of incentive stock options, (as defined by the Code), issuable under the plan shall be ninety thousand (90,000) shares, subject to upward adjustment, as provided by paragraph 10 hereof.

   5. Option Price. The purchase price of the shares subject to each option shall be determined by the Committee, but shall not be less than one hundred percent (100%) of the fair market value of the shares at the time of the granting of the option. Fair market value means, on any given date, the average of the bid and ask price on such date as reported on the NASDAQ, or such other good faith methods as the Committee may determine. The purchase price of each share shall, at the time of exercise of any option, be paid in full in cash, or with previously acquired shares of the Company's common stock having an aggregate fair market value at such time equal to the purchase price, or in cash and such shares. Notwithstanding the above, in connection with the exercise of an incentive stock option, payment with shares of the Company's common stock which constitute "statutory option stock" (as defined in Code Section 424(c) (3) (B)) and which were previously acquired by the optionee by exercise of options granted under an option plan maintained by the Company shall be permitted only if the date of such payment is at least two (2) years from the date of grant of the options under the option plan and such shares were held by the optionee for at least one (1) year.

   A certificate or certificates representing the shares so purchased shall be delivered to the person entitled thereto.

   6. Term of Plan. This Plan shall terminate ten (10) years after the date of its approval by the shareholders of the Company or its adoption by the Board, whichever date is earlier, or upon any earlier termination date established by action of the Board, and no option shall be granted thereafter. Such termination shall not affect the validity of any stock option then outstanding.

   7.   Exercise of Option.

        (a) Each option granted under this Plan and intended as an incentive stock option may be exercised only during the continuation of the optionee's employment with the Company or any "parent or subsidiary company" (as those terms are herein defined), except in the case of his death, retirement or termination of employment as hereinafter provided. No more than $100,000 of incentive stock options may become exercisable in one year. The exercise of an option which is not an incentive stock option shall not affect the exercise of any incentive stock option. The Committee may, in its discretion, provide that an option may not be exercised in whole or in part for any period or periods of time specified by the Committee, and may establish performance goals or other factors, the achievement of which can accelerate the exercisability of an option. Except as may be so provided, any option may be exercised in whole at any time, or in part from time to time, during its term, but no incentive or nonqualified option shall be exercisable in whole or in part after ten (10) years from the date it is granted.

        (b) Shares delivered upon exercise of an option will be registered as appropriate under the Securities Act of 1933 or, if not so registered, applicable investment representations will be required as a condition of exercise.

        (c) The Company shall require withholding tax payment in cash, in deposit in value of shares previously owned, or through the appropriate reduction in shares of stock to be delivered upon exercise of the option.

   8. Non-Transferability of Option. Each option granted under this Plan shall by its terms be non-transferable by the optionee other than by will or the laws of descent and distribution and, during the lifetime of the optionee, be exercisable only by him.

   9. Death, Retirement and Termination of Employment. Subject to the condition that no such option intended as an incentive stock option may be exercised in whole or in part after ten (10) years from the date it is granted:

      (a)  upon the death or disability (within the meaning of Code
           Section 22(e) (3)) of any employee optionee either prior to such a termination of employment or within the three (3) month period referred to in (b) below, such optionee or the optionee's estate (or the person or persons to whom such optionee's rights under the option are transferred by will or the laws of descent and distribution) may, within twelve (12) months after the date of such optionee's death or disability, exercise such option in whole or in part, except that an incentive stock option may not be exercised beyond three (3) months after the date of disability.

      (b) upon such a termination of employment other than by reason of death or disability (within the meaning of Code Section 22(e) (3)), the optionee may, within three (3) months after the date of such termination, exercise such option in whole or in part to the extent it was exercisable at the date of termination.

10.   Adjustment of Shares Subject to Option and Option Price.

      (a) Subject to any required action by the Company's shareholders, the number of shares of the Company's Common Stock, par value $1.00 per share, subject to each outstanding option, and the purchase price per share thereof in each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of such Common Stock resulting from a subdivision or consolidation of shares or the payment of stock dividend (but only on such Common Stock) or any other increase or decrease in the number of such shares effected without receipt of full consideration by the Company.

      (b) Subject to any required action by the Company's shareholders, the aggregate number of shares of the Company's Common Stock, par value $1.00 per share, subject to this Plan shall be proportionately increased, if appropriate, to reflect a change in the Company's capitalization such as a stock dividend or stock split-up.

      (c) Subject to any required action by the Company's shareholders, if the Company shall be the surviving company in any reorganization or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of shares of the Company's Common Stock, par value $1.00 per share, subject to the option would have been entitled as a result of such reorganization or consolidation.

      (d) In the event of a change in the Company's Common Stock, par value $1.00 per share, as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock subject to the Plan.

      (e) To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board whose determination in that respect, including any determination of the value of consideration received for shares, shall be final, binding and conclusive, provided that no incentive stock option granted pursuant to the Plan shall be adjusted in a manner that causes the option to fail to continue to qualify as an incentive stock option within the meaning of Section 422 of the Code.

11. Rights as Shareholder. An optionee shall have no rights as a shareholder with respect to shares subject to his option until such shares are issued to him and are fully paid, and no adjustment will be made for dividends or other rights for which the record date is prior thereto.

12. Amendments and Discontinuance. The Board may amend, suspend or discontinue the Plan, but may not, without the prior approval of the Company's shareholders, make any amendment which operates: (a) to abolish the Committee, change the qualification of its members or withdraw its authority to interpret or administer the Plan; (b) to make any material change in the class of eligible employees under the Plan; (c) to increase the total number of shares for which options may be granted under the Plan except as permitted by the provisions of paragraph 10 hereof; (d) to extend the term of the Plan or the maximum option period; (e) to decrease the minimum option price; or (f) to permit adjustments or reductions of the price at which shares may be purchased under any option granted under the Plan except as permitted by the provisions of paragraph 10 hereof.

13. Continuance of Employment. Neither the Plan nor the granting of any option hereunder shall impose any obligation to continue the employment of any optionee.

14. Change of Control. Upon a change of control, as herein defined, an outstanding option will become fully exercisable.

      Change in control means:

      (i) The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d) (3) or 14(d) (2) of the Securities Exchange Act of 1934, as amended), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of 30% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, but excluding for this purpose, any such acquisition by the Company or any of its subsidiaries, or any employee benefit plan (or related trust) of the Company or its subsidiaries, or any company with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding shares of common stock of such company and the combined voting power of the then outstanding voting securities of such company entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively of the common stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be; or

      (ii) Individuals who, as of the date hereof, constitute the Board
           (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the date hereof whose election or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934).

15. Effective Date. The Plan shall become effective upon its adoption by the Board of Directors of the Company and options may be granted under the Plan from and after the date of such adoption; provided, however, that if within twelve (12) months prior to or after such date the shareholders of the Company have not approved the Plan, the Plan shall terminate and all options theretofore granted shall terminate and cease to be of any force or effect.

                              UNITED BANCORP, INC.
                           Martins Ferry, Ohio  43935
                                    -PROXY-

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 17, 1996
                       PLEASE SIGN AND RETURN IMMEDIATELY

KNOW ALL MEN BY THESE PRESENTS that the undersigned Shareholder or Shareholders of United Bancorp, Inc. (the "Company"), Martins Ferry, Ohio, do hereby nominate, constitute and appoint John H. Clark, Jr., Donald A. Davison, and James W. Everson or any one of them (with substitution, for me or our stock and in my or our name, place and stead) to vote all the common stock of said Company standing in my or our name, on its books on March 10, 1996, at the Annual Meeting of Shareholders to be held at the main office of the Company, Fourth at Hickory Street, Martins Ferry, Ohio, on Wednesday, April 17, 1996, at 2:00 o'clock p.m., or any adjournment thereof with all the powers the undersigned would possess if personally present. The shares will be voted in accordance with my specifications, as follows:

1. To fix the number of Directors at a minimum of nine (9) and a maximum of thirteen (13) and to elect three (3) Directors to Class III of the Board of Directors, specifically,


               Michael J. Arciello            Vice President - Finance
                                              Nickles Bakeries

               John H. Clark, Jr.             Retired Foundry Owner

               Dr. Leon F. Favede, O.D.       Optometrist


     to serve as Directors of Class I until the Annual Meeting of Shareholders in 1999, and until their successors are duly elected and shall have qualified.

           For         Withhold Authority to vote for all nominees
               -----                                                -----

    (TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE ABOVE NOMINEES,
                      STRIKE A LINE THROUGH THEIR NAME)

2. To ratify and approve the United Bancorp, Inc. Stock Option Plan as proposed in the Proxy Statement.

                     For         Against        Abstain
                         -----           -----          -----

3. To ratify and approve the appointment of Crowe, Chizek and Company LLP independent certified public accountants, to serve as the Company's external auditor for fiscal year 1996.

                     For         Against        Abstain
                         -----           -----          -----

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

                     For         Against        Abstain
                         -----           -----          -----

      This Proxy confers authority to vote "FOR" each proposition listed above unless "AGAINST" or "ABSTAIN" is indicated.
      (IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.)

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSITIONS. (THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.)


                                      Dated
                                            ---------------------------------

                                      ---------------------------------------
                                              signature of shareholder

                                      ---------------------------------------
                                              signature of shareholder

                                      When signing as attorney, executor,
                                      administrator, trustee or guardian,
                                      please give full title. If more than one trustee, all should sign. ALL JOINT OWNERS MUST SIGN.

PLEASE SIGN AND RETURN YOUR PROXY NOW. IT IS IMPORTANT THAT WE RECEIVE YOUR VOTE, AS PASSAGE OF EACH OF THE PROPOSALS REQUIRES THE FAVORABLE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES.